UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 19, 2007

FUELCELL ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-14204	06-0853042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Great Pasture Road, Danbury, Connecticut	06813
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (203) 825-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On April 3, 2007, FuelCell Energy, Inc. (“FuelCell” or the “Company”) entered into a certain Underwriting Agreement (the “Underwriting Agreement”), a copy of which is attached as Exhibit 1.1 to the Form 8-K filed by the Company on April 10, 2007, with Credit Suisse Securities (USA) LLC, Canaccord Adams Inc., Lazard Capital Markets LLC, RBC Capital Markets Corporation, Adour Capital Investments, LLC and Simmons & Company International. The transactions contemplated by the Underwriting Agreement initially closed on April 10, 2007, and a second closing occurred on April 19, 2007.

Under the terms and subject to the conditions contained in the Underwriting Agreement, which terms and conditions were outlined in the Form 8-K filed by the Company on April 10, 2007, the Company sold to the underwriters named below the following respective numbers of shares of FuelCell common stock on April 19, 2007 to cover over-allotments of common stock:

Underwriter	Number of Shares
Credit Suisse Securities (USA) LLC	191,625
Canaccord Adams Inc.	52,925
Lazard Capital Markets LLC	52,925
RBC Capital Markets Corporation	52,925
Ardour Capital Investments, LLC	7,300
Simmons & Company International	7,300

Item 8.01. Other Events.

On April 19, 2007, FuelCell issued a press release announcing the sale of 365,000 shares of its common stock to certain underwriters to cover over-allotments of common stock. A copy of FuelCell’s press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1
Underwriting Agreement, dated as of April 3, 2007, by and between FuelCell Energy, Inc., Credit Suisse Securities (USA) LLC, Canaccord Adams Inc., Lazard Capital Markets LLC, RBC Capital Markets Corporation, Adour Capital Investments, LLC and Simmons & Company International (incorporated by reference to exhibit of the same number contained in the Company’s Form 8-K dated April 10, 2007)

99.1	FuelCell Energy, Inc., Press Release, issued April 19, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUELCELL ENERGY, INC.

Date: April 23, 2007	By:	/s/ Joseph G. Mahler
Joseph G. Mahler
Senior Vice President, Chief Financial Officer, Corporate Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

1.1
Underwriting Agreement, dated as of April 3, 2007, by and between FuelCell Energy, Inc., Credit Suisse Securities (USA) LLC, Canaccord Adams Inc., Lazard Capital Markets LLC, RBC Capital Markets Corporation, Adour Capital Investments, LLC and Simmons & Company International (incorporated by reference to exhibit of the same number contained in the Company’s Form 8-K dated April 10, 2007)

99.1	FuelCell Energy, Inc., Press Release, issued April 19, 2007.